                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
          (Adopted Under Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned officers of Sun Communities, Inc., Gary A. Shiffman and Jeffrey
P. Jorissen, hereby certify that to the best of their knowledge: (a) this Quarterly Report on Form 10-Q of Sun Communities Operating Limited Partnership, for the quarter ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (b) the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the issuer.



/s/ Gary A. Shiffman                                  Dated:  November 19, 2002
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Gary A. Shiffman, Chief Executive Officer, of
Sun Communities, Inc., the General Partner


/s/ Jeffrey P. Jorissen                               Dated:  November 19, 2002
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Jeffrey P. Jorissen, Chief Financial Officer, of
Sun Communities, Inc., the General Partner